UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2010

INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33462 (Commission File Number)	04-3523891 (IRS Employer Identification No.)

9 Oak Park Drive
 Bedford, Massachusetts 01730
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 457-5000

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of  Matters to a Vote of Security Holders.

Insulet Corporation (the “Company”) held its Annual Meeting of Stockholders on May 5, 2010.  For more information on the following proposals, see the Company’s proxy statement dated April 5, 2010.

(a)
The stockholders elected each of the following two nominees to the Board of Directors as Class III Directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal:

Nominee	Votes "For"	Votes "Withheld"	Broker Non-Votes
Duane DeSisto	25,671,403	1,559,570	6,171,292
Steven Sobieski	25,692,443	1,538,530	6,171,292

The terms in office of the Class I Directors (Sally Crawford, Regina Sommer and Joseph Zakrzewski) and the Class II Directors (Ross Jaffe, M.D. and Charles Liamos) continued after the Annual Meeting.

(b)	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes "For"	Votes "Against"	Abstentions	Broker Non-Votes
33,314,664	79,125	8,476	0

No other matters were submitted for stockholder action.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

May 7, 2010	By:	/s/ Brian Roberts
Chief Financial Officer